UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period :	August 1, 2016 — July 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Low Volatility Equity Fund

Annual report
7 | 31 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PLVEX

Putnam
Low Volatility Equity
Fund

Annual report
7 | 31 | 17

Consider these risks before investing: Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company, industry, or sector. There may be times when stocks in the fund’s portfolio exhibit higher volatility than we expect, are not correlated with market movements as we expect, or underperform the markets. By selling covered call options, the fund limits its opportunity to profit from an increase in the price of the underlying portfolio securities, but continues to bear the risk of a decline in the value of these securities. The fund also risks losing all or part of the cash paid for purchasing put options. You can lose money by investing in the fund.

Message from the Trustees

September 11, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and geopolitical risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/17. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 12.

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Robert J. Schoen
Portfolio Manager

Rob is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from New York University Stern School of Business and a B.A. from Tufts University. Rob joined Putnam in 1997 and has been in the investment industry since 1990.

Adrian H. Chan, CFA
Portfolio Manager

Adrian has an M.B.A. from The Wharton School, University of Pennsylvania, and an A.B. from Harvard University. Adrian has been in the investment industry since he first joined Putnam in 2003.

How was the environment for stock market investing during the reporting period?

ADRIAN U.S. stocks delivered solid returns, despite a number of political and macroeconomic concerns. The period began in August 2016, in the midst of a summer rally for the U.S. stock market. As the U.S. presidential campaign began to heat up in the early fall, however, investors took a break from buying, and amid the uncertainties of the colorful presidential campaign, the market basically moved sideways. The mood changed following the surprise election of Donald Trump in early November, as investors reacted favorably in anticipation of the new administration’s pro-growth, deregulation, and tax-reform policy initiatives. Stock performance soared and major equity indexes hit record highs and delivered strong returns for the 2016 calendar year.

This market rally continued into the new year and remained intact through February 2017 before retreating somewhat. The Dow Jones Industrial Average surpassed the 20,000 level in February, and the U.S. bull market observed its eighth anniversary in March. The remainder of the period offered many of the same trends: low volatility, new record highs for major indexes,

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Allocations are shown as a percentage of the fund’s net assets as of 7/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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and a relatively calm advance for stocks. Along with these positive factors, however, came a lower level of investor optimism about progress from Washington in implementing pro-growth, business-friendly policies.

How did the fund perform during the reporting period?

ROB Although the fund had a positive return, it underperformed the broader U.S. stock market, as measured by the S&P 500 Index. This is to be expected during a period in which there was very little volatility in the market. For the 12 months ended July 31, 2017, the fund returned 5.71%, compared with the 16.04% advance of the S&P 500 Index benchmark.

The most significant factors in the fund’s underperformance for the period were stock selection and the index “put” option strategy that we employed to give the fund downside protection in the event of sharply falling stock prices. The fund’s “call-writing” strategy — which earns premiums in exchange for selling potential upside performance — also detracted, albeit to a minimal degree. While the fund’s return was well shy of its benchmark, it was within our range of expectations given our investment strategy, which favors low-volatility securities and also seeks to protect against downside risk through the use of its options overlay discipline.

Could you provide more detail on the fund’s low-volatility approach?

ROB As co-managers, Adrian and I run the fund on a sector-neutral basis. This means that we maintain the fund’s sector allocations in line with those of the S&P 500 Index. We do not seek to generate excess returns for the fund by overemphasizing or underemphasizing our investments in different economic sectors. Instead, we seek excess performance through the process of individual stock selection, making use of research and analysis to assemble a portfolio of low-beta, or low-risk, stocks that we believe will replicate the broad market’s performance but with lower volatility.

Our strategy of investing in stocks that tend to exhibit less volatility than the broader market did not prove beneficial to the fund’s relative results during the period, nor did the fund’s options overlay strategies, which worked against us during a period when the stock market rallied to all-time highs.

Can you explain the options strategies and how they affected performance?

ROB The fund implements an underlying options strategy in an effort to reduce volatility in the portfolio and smooth out its long-term performance. To execute this strategy, we write (or sell) short-term index “call” options on the S&P 500. In so doing, the fund earns a cash premium, but it foregoes the potential of realizing unusually high returns in the short term, should they occur.

This call-writing strategy is negatively correlated to stock returns, but can detract from relative performance when stock prices rise sharply, as they did in the market rally following the U.S. presidential election in November 2016. In addition, we buy long-term index “put” options for the fund. Puts — which give us the right to sell assets at an agreed-upon price — are expensive to purchase and thus can reduce returns, but they also can provide tail-risk protection and can lower volatility enough to improve the fund’s risk-adjusted return. In essence, our dual options strategy allows us to sell some potential upside performance in order to provide greater downside protection in the event of broad losses at the index level.

These options strategies proved to be a drag on the fund’s performance versus the S&P 500 Index during the 12-month period. The significant expense of buying downside

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protection via the put-option strategy weighed heavily on the fund’s return when the market rallied. At the same time, but to a lesser extent, the fund’s call-writing strategy put a lid on realizing the full measure of the market’s gains.

We actively manage our options strategies to reflect our current expectations of market volatility, and we adjust our use of these strategies based on anticipated changes with the intention of smoothing out the effects of the market’s inevitable ups and downs over time.

Stock selection also held back relative performance. Could you discuss some of the stocks that detracted?

ADRIAN One theme among the detractors for the period was the fund’s underweight positions, versus the benchmark, in technology stocks that performed extremely well, such as Apple and Microsoft. In addition, the fund was not invested in social media giant Facebook, another stock that rallied along with a narrow band of other large-company stocks in the technology sector. Our decision to hold a smaller weighting of these stocks than was represented in the S&P 500 Index was due to the fact that they tend to be higher-beta stocks, and thus do not fit the fund’s low-volatility strategy.

Another disappointment for the period was the fund’s position in McKesson Corporation, the largest U.S. distributor of pharmaceuticals. The company, along with most of the pharmaceutical industry, has been pressured by concerns about the potential negative effects of drug pricing regulations and industry consolidation on profitability. By the close of the period, McKesson had been sold from the fund’s portfolio.

What are some holdings that helped performance for the period?

ADRIAN The top contributor to performance versus the benchmark was a large overweight position in semiconductor equipment and services supplier Applied Materials. The company benefited from growing demand for its products from makers of smartphones, which was reflected in strong earnings growth and solid gains in its stock price. Performance was also boosted by our decision to avoid the stock of General Electric, which performed poorly as the company dealt with challenges, including a change of leadership. Within

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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the industrials sector, we chose to focus on lower-beta stocks in industries such as defense.

Also among the performance highlights were financial stocks, which advanced significantly in the post-election rally. Examples in the fund’s portfolio included an overweight position in PNC Financial Services, a regional banking company, and an out-of-benchmark position in Voya Financial, a U.S. investment, retirement, and insurance company.

As the fund begins a new fiscal year, what is your outlook?

ADRIAN The U.S. stock market has had an extraordinary run of strength — which could be a concern for investors as we look ahead. Major U.S. stock indexes continued to achieve record highs throughout 2016 and into 2017, and this eight-year-old bull market is a historically long one. In addition, the past six months have been characterized by historically low volatility across many measures — day to day, month to month, and quarter to quarter. The VIX Index, a key measure of stock market volatility, has shown some of its lowest readings in decades.

We believe these unusually calm conditions, combined with growing concerns about stalled pro-growth legislation in Washington, could lead to a market pullback and increased volatility in the months ahead. While stocks certainly could continue their advance, we are seeing more risks that could derail market momentum. As always, we believe the fund’s low-volatility bias, combined with its options strategies aimed at smoothing out market highs and lows, will help it deliver solid, risk-adjusted returns over the longer term.

Thanks for your time and insights, gentlemen.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Low Volatility Equity Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/17

	Life of Fund	Annual average	3 years	Annual average	1 year

Class A (3/18/13)
Before sales charge	28.56%	5.92%	13.45%	4.30%	5.71%

After sales charge	21.17	4.49	6.93	2.26	–0.37

Class B (3/18/13)
Before CDSC	24.52	5.15	11.02	3.55	5.01

After CDSC	22.52	4.76	8.02	2.60	0.01

Class C (3/18/13)
Before CDSC	24.46	5.14	10.95	3.52	4.97

After CDSC	24.46	5.14	10.95	3.52	3.97

Class M (3/18/13)
Before sales charge	25.78	5.39	11.79	3.78	5.15

After sales charge	21.38	4.53	7.88	2.56	1.47

Class Y (3/18/13)
Net asset value	30.01	6.19	14.36	4.57	6.03

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/17

	Life of fund	Annual average	3 years	Annual average	1 year

S&P 500 Index	74.34%	13.57%	36.29%	10.87%	16.04%

Lipper Large-Cap Core Funds
category average*	63.98	11.94	29.83	9.06	15.12

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 7/31/17, there were 823, 740, and 693 funds, respectively, in this Lipper category.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,452 ($12,252 with a contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $12,446 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,138. A $10,000 investment in the fund’s class Y shares would have been valued at $13,001.

Fund price and distribution information For the 12-month period ended 7/31/17

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	1		1	1	1		1

Income	$0.148142		$0.071955	$0.067722	$0.104123		$0.168458

Capital gains	—		—	—	—		—

Return of capital*	0.026858		0.013045	0.012278	0.018877		0.030542

Total	$0.175000		$0.085000	$0.080000	$0.123000		$0.199000

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/16	$10.94	$11.61	$10.77	$10.75	$10.86	$11.25	$10.95

7/31/17	11.38	12.07	11.22	11.20	11.29	11.70	11.40

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

* See page 45.

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Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

	Life of fund	Annual average	3 years	Annual average	1 year

Class A (3/18/13)
Before sales charge	27.43%	5.82%	10.57%	3.41%	6.24%

After sales charge	20.10	4.37	4.21	1.39	0.13

Class B (3/18/13)
Before CDSC	23.41	5.04	8.08	2.62	5.44

After CDSC	21.41	4.64	5.12	1.68	0.44

Class C (3/18/13)
Before CDSC	23.46	5.04	8.10	2.63	5.50

After CDSC	23.46	5.04	8.10	2.63	4.50

Class M (3/18/13)
Before sales charge	24.78	5.31	8.94	2.90	5.78

After sales charge	20.41	4.43	5.13	1.68	2.07

Class Y (3/18/13)
Net asset value	28.76	6.08	11.36	3.65	6.47

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year
ended 7/31/16*†	1.20%	1.95%	1.95%	1.70%	0.95%

Total annual operating expenses for the fiscal
year ended 7/31/16	1.32%	2.07%	2.07%	1.82%	1.07%

Annualized expense ratio for the six-month
period ended 7/31/17‡	1.20%	1.95%	1.95%	1.70%	0.95%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/17.

† Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/17 to 7/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$6.11	$9.91	$9.91	$8.64	$4.84

Ending value (after expenses)	$1,052.70	$1,049.60	$1,049.70	$1,050.20	$1,054.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/17, use the following calculation method. To find the value of your investment on 2/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$6.01	$9.74	$9.74	$8.50	$4.76

Ending value (after expenses)	$1,018.84	$1,015.12	$1,015.12	$1,016.36	$1,020.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Low Volatility Equity Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Low Volatility Equity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2017, Putnam employees had approximately $501,000,000 and the Trustees had approximately $88,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Low Volatility Equity Fund 15

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2016. Putnam Management has agreed to maintain the 32 basis points expense limitation (reduced to 25 basis points effective September 1, 2016) until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least November 30, 2018. In addition, effective through at least November 30, 2018, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.95% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal

16 Low Volatility Equity Fund

year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds

Low Volatility Equity Fund 17

generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March 18, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Large-Cap Core Funds) for the one-year and three-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	4th

The Trustees also considered that the fund seeks a total return comparable to that of the U.S. equity markets, but with lower volatility, over a market cycle (generally at least three years or more). Over the one-year and three-year periods ended December 31, 2016, there were 875 and 796 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year and three-year periods ended December 31, 2016 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year and three-year periods was due in significant part to poor stock selection and the fund’s options strategies. The fund’s options strategies were successful in reducing volatility, but detracted from performance due to occasional strong market rallies. The Trustees also considered Putnam Management’s view that the fund’s underperformance was attributable to a strong market environment with limited volatility—a market environment that is unfavorable to the fund. The Trustees took into account Putnam Management’s view that the fund’s performance was largely in-line with expectations, given the prolonged bull market.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and

18 Low Volatility Equity Fund

Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continues to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees believed that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Low Volatility Equity Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Low Volatility Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Low Volatility Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from March 18, 2013 (commencement of operations) through July 31, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Low Volatility Equity Fund as of July 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 11, 2017

Low Volatility Equity Fund 21

The fund’s portfolio 7/31/17

COMMON STOCKS (97.1%)*	Shares	Value

Aerospace and defense (5.5%)

BWX Technologies, Inc.	1,210	$63,743

General Dynamics Corp.	1,345	264,064

HEICO Corp.	280	22,504

Huntington Ingalls Industries, Inc.	196	40,398

L3 Technologies, Inc.	969	169,546

Northrop Grumman Corp.	1,531	402,852

Raytheon Co.	2,647	454,675

		1,417,782

Auto components (0.4%)

Lear Corp.	744	110,253

		110,253

Banks (5.7%)

JPMorgan Chase & Co.	7,111	652,790

PNC Financial Services Group, Inc. (The)	3,552	457,498

Popular, Inc. (Puerto Rico)	936	39,443

SunTrust Banks, Inc.	2,698	154,568

U.S. Bancorp	3,407	179,821

		1,484,120

Beverages (0.1%)

PepsiCo, Inc.	294	34,283

		34,283

Capital markets (1.1%)

CME Group, Inc.	1,959	240,213

Intercontinental Exchange, Inc.	509	33,955

		274,168

Chemicals (1.8%)

Ecolab, Inc.	707	93,091

Scotts Miracle-Gro Co. (The) Class A	454	43,579

Sherwin-Williams Co. (The)	983	331,536

		468,206

Commercial services and supplies (1.2%)

Republic Services, Inc.	1,537	98,706

Waste Management, Inc.	2,614	196,442

		295,148

Communications equipment (2.9%)

Cisco Systems, Inc.	373	11,731

F5 Networks, Inc. †	2,128	256,956

Harris Corp.	1,524	174,452

Juniper Networks, Inc.	10,795	301,720

		744,859

Containers and packaging (0.9%)

Avery Dennison Corp.	1,276	118,579

Berry Plastics Group, Inc. †	1,052	58,996

Sonoco Products Co.	873	42,323

		219,898

Distributors (0.2%)

Pool Corp.	378	40,869

		40,869

22 Low Volatility Equity Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

Diversified consumer services (0.5%)

Graham Holdings Co. Class B	40	$23,696

ServiceMaster Global Holdings, Inc. †	2,219	97,547

		121,243

Diversified financial services (1.4%)

Berkshire Hathaway, Inc. Class B †	1,458	255,106

Voya Financial, Inc.	2,922	114,659

		369,765

Diversified telecommunication services (1.6%)

AT&T, Inc.	3,913	152,607

Verizon Communications, Inc.	5,531	267,700

		420,307

Electric utilities (3.5%)

American Electric Power Co., Inc.	2,392	168,732

Edison International	2,630	206,928

Great Plains Energy, Inc.	6,680	206,145

PG&E Corp.	3,770	255,191

Southern Co. (The)	1,482	71,032

		908,028

Electronic equipment, instruments, and components (0.3%)

Corning, Inc.	2,918	85,031

		85,031

Energy equipment and services (0.7%)

Baker Hughes a GE Co.	4,740	174,859

		174,859

Equity real estate investment trusts (REITs) (4.0%)

American Homes 4 Rent	2,641	60,769

Apple Hospitality REIT, Inc.	1,467	27,081

Brandywine Realty Trust	1,502	25,249

Camden Property Trust	1,025	91,943

Corporate Office Properties Trust	1,463	48,703

Empire State Realty Trust, Inc. Class A	1,098	22,937

EPR Properties	1,341	97,062

Equity Commonwealth †	813	25,675

Equity Residential Trust	3,279	223,169

Gaming and Leisure Properties, Inc.	2,531	96,026

Highwoods Properties, Inc.	954	49,150

Lamar Advertising Co. Class A	1,074	75,792

Liberty Property Trust	935	39,289

Park Hotels & Resorts, Inc.	781	21,032

Quality Care Properties, Inc. †	1,165	19,595

Retail Properties of America, Inc. Class A	3,677	48,647

Spirit Realty Capital, Inc.	7,489	59,388

		1,031,507

Food and staples retail (2.2%)

CVS Health Corp.	3,690	294,942

Sysco Corp.	4,068	214,058

US Foods Holding Corp. †	529	14,891

Walgreens Boots Alliance, Inc.	685	55,259

		579,150

Low Volatility Equity Fund 23

COMMON STOCKS (97.1%)* cont.	Shares	Value

Food products (2.1%)

ConAgra Foods, Inc.	2,167	$74,198

Hershey Co. (The)	1,689	177,869

J.M. Smucker Co. (The)	1,561	190,286

Pinnacle Foods, Inc.	1,806	107,240

		549,593

Health-care equipment and supplies (1.9%)

Baxter International, Inc.	731	44,211

Danaher Corp.	5,092	414,947

Intuitive Surgical, Inc. †	19	17,827

		476,985

Health-care providers and services (3.9%)

DaVita Inc. †	196	12,697

Humana, Inc.	1,781	411,767

UnitedHealth Group, Inc.	2,497	478,950

WellCare Health Plans, Inc. †	613	108,495

		1,011,909

Hotels, restaurants, and leisure (2.3%)

Aramark	836	33,323

Marriott International, Inc./MD Class A	185	19,275

McDonald’s Corp.	3,481	540,042

		592,640

Household durables (0.6%)

NVR, Inc. †	56	146,185

		146,185

Household products (2.2%)

Colgate-Palmolive Co.	179	12,924

Kimberly-Clark Corp.	3,281	404,088

Procter & Gamble Co. (The)	1,507	136,866

		553,878

Industrial conglomerates (1.6%)

Honeywell International, Inc.	3,055	415,847

		415,847

Insurance (3.5%)

Aflac, Inc.	3,576	285,186

Allstate Corp. (The)	3,291	299,481

Aspen Insurance Holdings, Ltd.	547	26,694

Assured Guaranty, Ltd.	849	38,213

Reinsurance Group of America, Inc.	524	73,465

Travelers Cos., Inc. (The)	1,454	186,243

		909,282

Internet and direct marketing retail (0.6%)

Amazon.com, Inc. †	23	22,719

Liberty Expedia Holdings, Inc. Class A †	303	17,286

Priceline Group, Inc. (The) †	53	107,511

		147,516

Internet software and services (2.9%)

Alphabet, Inc. Class A †	305	288,378

CommerceHub, Inc. Ser. C †	1,266	22,763

eBay, Inc. †	12,212	436,335

		747,476

24 Low Volatility Equity Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

IT Services (5.4%)

Amdocs, Ltd.	825	$55,415

Automatic Data Processing, Inc.	3,323	395,138

Broadridge Financial Solutions, Inc.	483	36,640

CoreLogic, Inc. †	1,253	57,074

Euronet Worldwide, Inc. †	573	55,358

Fidelity National Information Services, Inc.	2,863	261,163

Fiserv, Inc. †	1,428	183,498

Genpact, Ltd.	1,532	44,428

Paychex, Inc.	2,694	155,848

Vantiv, Inc. Class A †	2,243	142,543

		1,387,105

Leisure products (0.3%)

Hasbro, Inc.	741	78,457

		78,457

Life sciences tools and services (0.6%)

Bio-Rad Laboratories, Inc. Class A †	328	77,287

Charles River Laboratories International, Inc. †	367	36,039

Thermo Fisher Scientific, Inc.	195	34,228

		147,554

Media (3.5%)

CBS Corp. Class B (non-voting shares)	6,078	400,115

John Wiley & Sons, Inc. Class A	239	13,205

News Corp. Class B	985	14,480

Twenty-First Century Fox, Inc.	2,194	63,845

Walt Disney Co. (The)	3,789	416,525

		908,170

Mortgage real estate investment trusts (REITs) (2.2%)

AGNC Investment Corp.	8,485	179,712

Annaly Capital Management, Inc.	12,407	149,256

Chimera Investment Corp.	3,853	72,513

MFA Financial, Inc.	4,843	41,117

Starwood Property Trust, Inc.	3,560	78,462

Two Harbors Investment Corp.	4,918	48,639

		569,699

Oil, gas, and consumable fuels (4.2%)

Exxon Mobil Corp.	5,518	441,661

Kinder Morgan, Inc.	13,549	276,806

Marathon Petroleum Corp.	4,189	234,542

Phillips 66	1,257	105,274

World Fuel Services Corp.	947	30,626

		1,088,909

Pharmaceuticals (7.5%)

Johnson & Johnson	5,982	793,930

Merck & Co., Inc.	3,516	224,602

Pfizer, Inc.	17,639	584,909

Zoetis, Inc.	5,588	349,362

		1,952,803

Low Volatility Equity Fund 25

COMMON STOCKS (97.1%)* cont.	Shares	Value

Road and rail (1.6%)

Landstar System, Inc.	518	$43,072

Norfolk Southern Corp.	3,321	373,878

		416,950

Semiconductors and semiconductor equipment (3.5%)

Applied Materials, Inc.	10,086	446,911

Texas Instruments, Inc.	5,747	467,691

		914,602

Software (4.4%)

Adobe Systems, Inc. †	1,384	202,742

CDK Global, Inc.	1,818	119,588

Dell Technologies, Inc. Class V †	874	56,172

Intuit, Inc.	3,202	439,346

Microsoft Corp.	2,779	202,033

Synopsys, Inc. †	1,652	126,494

		1,146,375

Specialty retail (3.9%)

Home Depot, Inc. (The)	412	61,635

Lowe’s Cos., Inc.	4,489	347,449

Ross Stores, Inc.	3,833	212,042

TJX Cos., Inc. (The)	4,971	349,511

Ulta Beauty, Inc. †	191	47,981

		1,018,618

Technology hardware, storage, and peripherals (2.6%)

Apple, Inc.	3,433	510,590

NetApp, Inc.	3,947	171,379

		681,969

Tobacco (1.8%)

Altria Group, Inc.	7,354	477,789

		477,789

Total common stocks (cost $21,487,728)		$25,119,787

INVESTMENT COMPANIES (1.5%)*	Shares	Value

Altaba, Inc.	1,740	$101,616

SPDR S&P 500 ETF Trust	1,147	283,045

Total investment companies (cost $362,943)		$384,661

	Expiration
	date/strike	Contract
PURCHASED OPTIONS OUTSTANDING (1.1%)*	price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Jul-18/$215.00	$15,492	$72,686

SPDR S&P 500 ETF Trust (Put)	Jun-18/210.00	18,230	64,248

SPDR S&P 500 ETF Trust (Put)	May-18/210.00	16,659	49,962

SPDR S&P 500 ETF Trust (Put)	Apr-18/205.00	17,962	39,173

SPDR S&P 500 ETF Trust (Put)	Mar-18/205.00	16,570	30,765

SPDR S&P 500 ETF Trust (Put)	Feb-18/200.00	18,017	21,261

Total purchased options outstanding (cost $566,765)			$278,095

26 Low Volatility Equity Fund

SHORT-TERM INVESTMENTS (1.4%)*	Shares	Value

Putnam Short Term Investment Fund 1.15% L	126,038	$126,038

State Street Institutional U.S. Government Money Market Fund,

Premier Class 0.94% P	230,000	230,000

Total short-term investments (cost $356,038)		$356,038

TOTAL INVESTMENTS

Total investments (cost $22,773,474)		$26,138,581

Key to holding’s abbreviations

ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through July 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $25,873,180.

† This security is non-income-producing.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,313 to cover certain derivative contracts.

WRITTEN OPTIONS OUTSTANDING at 7/31/17 (premiums $2,790)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Aug-17/$252.50	$20,670	$2,313

Total			$2,313

Low Volatility Equity Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer discretionary	$3,163,951	$—	$—

Consumer staples	2,194,693	—	—

Energy	1,263,768	—	—

Financials	3,607,034	—	—

Health care	3,589,251	—	—

Industrials	2,545,727	—	—

Information technology	5,707,417	—	—

Materials	688,104	—	—

Real estate	1,031,507	—	—

Telecommunication services	420,307	—	—

Utilities	908,028	—	—

Total common stocks	25,119,787	—	—

Investment companies	384,661	—	—

Purchased options outstanding	—	278,095	—

Short-term investments	356,038	—	—

Totals by level	$25,860,486	$278,095	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options outstanding	$—	$(2,313)	$—

Totals by level	$—	$(2,313)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

28 Low Volatility Equity Fund

Statement of assets and liabilities 7/31/17

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $22,647,436)	$26,012,543
Affiliated issuers (identified cost $126,038) (Notes 1 and 5)	126,038

Cash	9,912

Dividends, interest and other receivables	27,416

Receivable for shares of the fund sold	948

Receivable for investments sold	2,790

Receivable from Manager (Note 2)	5,498

Prepaid assets	33,652

Total assets	26,218,797

LIABILITIES

Payable for shares of the fund repurchased	34,939

Payable for custodian fees (Note 2)	10,477

Payable for investor servicing fees (Note 2)	7,893

Payable for Trustee compensation and expenses (Note 2)	2,777

Payable for administrative services (Note 2)	117

Payable for distribution fees (Note 2)	2,862

Payable for auditing and tax fees	42,195

Written options outstanding, at value (premiums $2,790) (Notes 1 and 3)	2,313

Collateral on certain derivative contracts, at value (Note 1)	230,000

Other accrued expenses	12,044

Total liabilities	345,617

Net assets	$25,873,180

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$23,715,132

Accumulated net realized loss on investments (Note 1)	(1,207,536)

Net unrealized appreciation of investments	3,365,584

Total — Representing net assets applicable to capital shares outstanding	$25,873,180

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($5,264,644 divided by 462,502 shares)	$11.38

Offering price per class A share (100/94.25 of $11.38)*	$12.07

Net asset value and offering price per class B share ($700,673 divided by 62,471 shares)**	$11.22

Net asset value and offering price per class C share ($1,098,286 divided by 98,053 shares)**	$11.20

Net asset value and redemption price per class M share ($296,312 divided by 26,235 shares)	$11.29

Offering price per class M share (100/96.50 of $11.29)*	$11.70

Net asset value, offering price and redemption price per class Y share
($18,513,265 divided by 1,623,894 shares)	$11.40

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Low Volatility Equity Fund 29

Statement of operations Year ended 7/31/17

INVESTMENT INCOME

Dividends (net of foreign tax of $392)	$803,634

Interest (including interest income of $1,169 from investments in affiliated issuers) (Note 5)	1,221

Securities lending (net of expenses) (Note 1)	2,123

Total investment income	806,978

EXPENSES

Compensation of Manager (Note 2)	200,519

Investor servicing fees (Note 2)	41,039

Custodian fees (Note 2)	24,958

Trustee compensation and expenses (Note 2)	1,858

Distribution fees (Note 2)	38,896

Administrative services (Note 2)	943

Auditing and tax fees	48,018

Blue sky expense	67,861

Other	24,463

Fees waived and reimbursed by Manager (Note 2)	(104,115)

Total expenses	344,440

Expense reduction (Note 2)	(24)

Net expenses	344,416

Net investment income	462,562

Net realized gain on investments from unaffiliated issuers (Notes 1 and 3)	1,167,085

Net realized loss on written options (Notes 1 and 3)	(27,902)

Net unrealized depreciation of investments in unaffiliated issuers during the year	(92,229)

Net unrealized appreciation of written options during the year	4,094

Net gain on investments	1,051,048

Net increase in net assets resulting from operations	$1,513,610

The accompanying notes are an integral part of these financial statements.

30 Low Volatility Equity Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16
Operations

Net investment income	$462,562	$821,468

Net realized gain (loss) on investments	1,139,183	(966,828)

Net unrealized depreciation of investments	(88,135)	(444,700)

Net increase (decrease) in net assets resulting
from operations	1,513,610	(590,060)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(96,864)	(92,157)

Class B	(4,570)	(11,307)

Class C	(7,305)	(13,718)

Class M	(4,073)	(1,963)

Class Y	(388,322)	(1,007,059)

Net realized short-term gain on investments

Class A	—	(69,818)

Class B	—	(11,609)

Class C	—	(13,618)

Class M	—	(2,040)

Class Y	—	(690,007)

From net realized long-term gain on investments
Class A	—	(56,635)

Class B	—	(9,417)

Class C	—	(11,047)

Class M	—	(1,654)

Class Y	—	(559,713)

From return of capital
Class A	(17,562)	—

Class B	(828)	—

Class C	(1,324)	—

Class M	(739)	—

Class Y	(70,403)	—

Decrease from capital share transactions (Note 4)	(14,985,368)	(8,126,505)

Total decrease in net assets	(14,063,748)	(11,268,327)

NET ASSETS

Beginning of year	39,936,928	51,205,255

End of year (including accumulated net investment loss
of $— and $1, respectively)	$25,873,180	$39,936,928

The accompanying notes are an integral part of these financial statements.

Low Volatility Equity Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	return	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	investments	of capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A

July 31, 2017	$10.94	.15	.47	.62	(.15)	—	(.03)	(.18)	$11.38	5.71	$5,265	1.20	1.33	47

July 31, 2016	11.58	.16	(.24)	(.08)	(.24)	(.32)	—	(.56)	10.94	(.55)	7,314	1.20	1.50	135

July 31, 2015	11.17	.12	.76	.88	(.03)	(.44)	—	(.47)	11.58	7.91	4,783	1.20	1.00	123

July 31, 2014	10.31	.10	.92	1.02	(.16)	—	—	(.16)	11.17	9.91	2,388	1.20	.89	91

July 31, 2013†	10.00	.02	.29	.31	—	—	—	—	10.31	3.10*	3,776	.45*	.23*	17*

Class B

July 31, 2017	$10.77	.06	.47	.53	(.07)	—	(.01)	(.08)	$11.22	5.01	$701	1.95	.60	47

July 31, 2016	11.43	.09	(.26)	(.17)	(.17)	(.32)	—	(.49)	10.77	(1.31)	760	1.95	.85	135

July 31, 2015	11.08	.02	.77	.79	—	(.44)	—	(.44)	11.43	7.13	648	1.95	.20	123

July 31, 2014	10.28	.01	.92	.93	(.13)	—	—	(.13)	11.08	9.11	264	1.95	.08	91

July 31, 2013†	10.00	(.01) [e]	.29	.28	—	—	—	—	10.28	2.80 *	77	.73*	(.14)*e	17*

Class C

July 31, 2017	$10.75	.06	.47	.53	(.07)	—	(.01)	(.08)	$11.20	4.97	$1,098	1.95	.58	47

July 31, 2016	11.41	.07	(.23)	(.16)	(.18)	(.32)	—	(.50)	10.75	(1.26)	1,525	1.95	.71	135

July 31, 2015	11.07	.03	.75	.78	—	(.44)	—	(.44)	11.41	7.04	642	1.95	.24	123

July 31, 2014	10.28	(.02)	.95	.93	(.14)	—	—	(.14)	11.07	9.12	299	1.95	(.13)	91

July 31, 2013†	10.00	—[f]	.28	.28	—	—	—	—	10.28	2.80 *	65	.73*	.01*	17*

Class M

July 31, 2017	$10.86	.08	.47	.55	(.10)	—	(.02)	(.12)	$11.29	5.15	$296	1.70	.75	47

July 31, 2016	11.48	.10	(.23)	(.13)	(.17)	(.32)	—	(.49)	10.86	(.97)	428	1.70	.99	135

July 31, 2015	11.12	.06	.76	.82	(.02)	(.44)	—	(.46)	11.48	7.35	139	1.70	.52	123

July 31, 2014	10.29	.04	.92	.96	(.13)	—	—	(.13)	11.12	9.34	157	1.70	.33	91

July 31, 2013†	10.00	—[f]	.29	.29	—	—	—	—	10.29	2.90 *	20	.63*	.02*	17*

Class Y

July 31, 2017	$10.95	.17	.48	.65	(.17)	—	(.03)	(.20)	$11.40	6.03	$18,513.95		1.56	47

July 31, 2016	11.59	.21	(.27)	(.06)	(.26)	(.32)	—	(.58)	10.95	(.32)	29,910.95		1.92	135

July 31, 2015	11.19	.15	.76	.91	(.07)	(.44)	—	(.51)	11.59	8.19	44,993.95		1.27	123

July 31, 2014	10.32	.12	.92	1.04	(.17)	—	—	(.17)	11.19	10.16	24,539.95		1.15	91

July 31, 2013†	10.00	.04	.28	.32	—	—	—	—	10.32	3.20*	25,991	.35*	.37*	17*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Low Volatility Equity Fund	Low Volatility Equity Fund 33

Financial highlights cont.

* Not annualized.

† For the period March 18, 2013 (commencement of operations) to July 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

July 31, 2017	0.32%

July 31, 2016	0.21

July 31, 2015	0.20

July 31, 2014	0.53

July 31, 2013	0.58

e The net investment income ratio and per share amount shown for the period ended may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 Low Volatility Equity Fund

Notes to financial statements 7/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through July 31, 2017.

Putnam Low Volatility Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachu-setts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek a total return comparable to that of the U.S. equity markets, but with lower volatility, over a market cycle (generally at least three years or more). The fund invests mainly in common stocks of large U.S. companies across all sectors. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund expects to allocate its investments across sectors so that the fund’s portfolio approximately reflects sector weightings across the broader equity markets. Within each sector, the fund generally focuses its investments on those stocks that Putnam Management believes are likely to have lower sensitivity to broader market or sector movements. Putnam Management refers to these stocks as “low beta” stocks. Beta is a measurement of a stock’s anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index, and a stock with a beta of less than 1.0 should be less volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. Putnam Management generally emphasizes investments within each sector in low beta stocks (measured relative to the S&P 500 Index) because Putnam Management believes that, over a full market cycle (generally at least three years or more), a portfolio of low beta stocks may be able to earn investment returns comparable to market returns, but with less volatility than the market, thus earning an attractive risk-adjusted return relative to the market. The fund intends to write (sell) call options, generally on equity indices but also on individual portfolio securities. The fund sells call options to earn premium income. Selling call options may also reduce the volatility of the fund’s portfolio. The fund intends to buy put options, generally on equity indices but also on individual portfolio securities. The fund buys put options to reduce the volatility of the fund’s portfolio by protecting the fund from the impact of significant market declines. In addition to call options and put options, the fund may use derivatives, such as futures, options, warrants and swap contracts, for hedging purposes and to adjust the return and volatility characteristics of the fund’s investments. Putnam Management may also make other investments, including in derivatives, intended to protect the fund from market volatility, or to take advantage of the potential for returns from instruments that perform well during periods of market volatility. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends, as well as general market conditions, when deciding whether to buy or sell investments. As noted above, Putnam Management will also consider the fund’s overall exposure to each sector.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Low Volatility Equity Fund 35

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

36 Low Volatility Equity Fund

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other

Low Volatility Equity Fund 37

securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,313 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

38 Low Volatility Equity Fund

	Loss carryover

Short-term	Long-term	Total

$1,179,432	$—	$1,179,432

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, and from distributions in excess. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $38,573 to decrease accumulated net investment loss, $59,791 to decrease paid-in capital and $21,218 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$4,061,643

Unrealized depreciation	(718,838)

Net unrealized appreciation	3,342,805

Capital loss carryforward	(1,179,432)

Cost for federal income tax purposes	$22,795,776

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.624% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.95% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $671 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $103,444 as a result of this limit.

Low Volatility Equity Fund 39

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$8,478	Class M	538

Class B	894	Class Y	29,591

Class C	1,538	Total	$41,039

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $24 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $20, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

40 Low Volatility Equity Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$16,639

Class B	1.00%	1.00%	7,052

Class C	1.00%	1.00%	12,029

Class M	1.00%	0.75%	3,176

Total			$38,896

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,550 and $39 from the sale of class A and class M shares, respectively, and received $2,411 and $10 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$14,800,621	$30,748,482

U.S. government securities (Long-term)	—	—

Total	$14,800,621	$30,748,482

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the beginning of the reporting period	$89,884	$15,730

Options opened	490,150	136,371

Options exercised	—	—

Options expired	(456,138)	(115,273)

Options closed	(103,226)	(34,038)

Written options outstanding at the end of the reporting period	$20,670	$2,790

Low Volatility Equity Fund 41

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	145,291	$1,579,852	545,058	$5,774,911

Shares issued in connection with
reinvestment of distributions	9,624	103,652	20,087	213,723

	154,915	1,683,504	565,145	5,988,634

Shares repurchased	(361,076)	(3,964,645)	(309,691)	(3,311,506)

Net increase (decrease)	(206,161)	$(2,281,141)	255,454	$2,677,128

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	8,987	$96,378	22,340	$241,248

Shares issued in connection with
reinvestment of distributions	506	5,398	3,070	32,332

	9,493	101,776	25,410	273,580

Shares repurchased	(17,591)	(186,421)	(11,551)	(122,875)

Net increase (decrease)	(8,098)	$(84,645)	13,859	$150,705

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	23,233	$249,229	122,039	$1,274,980

Shares issued in connection with
reinvestment of distributions	790	8,416	3,652	38,382

	24,023	257,645	125,691	1,313,362

Shares repurchased	(67,830)	(725,758)	(40,113)	(420,709)

Net increase (decrease)	(43,807)	$(468,113)	85,578	$892,653

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	10,937	$119,987	27,915	$289,290

Shares issued in connection with
reinvestment of distributions	449	4,812	534	5,657

	11,386	124,799	28,449	294,947

Shares repurchased	(24,579)	(272,574)	(1,099)	(12,176)

Net increase (decrease)	(13,193)	$(147,775)	27,350	$282,771

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	196,809	$2,111,136	337,806	$3,586,143

Shares issued in connection with
reinvestment of distributions	42,591	458,706	144,925	1,542,000

	239,400	2,569,842	482,731	5,128,143

Shares repurchased	(1,346,972)	(14,573,536)	(1,634,131)	(17,257,905)

Net decrease	(1,107,572)	$(12,003,694)	(1,151,400)	$(12,129,762)

42 Low Volatility Equity Fund

At the close of the reporting period, Putnam Investments, LLC owned 1,114 class M shares of the fund (4.2% of class M shares outstanding), valued at $12,577.

At the close of the reporting period, two shareholders of record owned 20.1% and 25.4% respectively, of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/16	Cost	Proceeds	Income	of 7/31/17

Short-term investments
Putnam Cash Collateral
Pool, LLC *	$439,259	$6,739,505	$7,178,764	$1,951	$—

Putnam Short Term
Investment Fund**	116,905	8,695,202	8,686,069	1,169	126,038

Total Short-term
investments	$556,164	$15,434,707	$15,864,833	$3,120	$126,038

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$130,000

Written equity option contracts (contract amount) (Note 3)	$45,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Investments	$278,095	Payables	$2,313

Total		$278,095		$2,313

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Low Volatility Equity Fund 43

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total

Equity contracts	$(1,615,446)	$(1,615,446)

Total	$(1,615,446)	$(1,615,446)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total

Equity contracts	$319,293	$319,293

Total	$319,293	$319,293

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Deutsche BankAG	JPMorgan Chase Bank N.A.	Total

Assets:

Purchased options **#	$197,368	$—	$80,727	$278,095

Total Assets	$197,368	$—	$80,727	$278,095

Liabilities:

Written options #	—	2,313	—	2,313

Total Liabilities	$—	$2,313	$—	$2,313

Total Financial and Derivative	$197,368	$(2,313)	$80,727	$275,782
Net Assets

Total collateral received	$120,000	$—	$80,727
(pledged)†##

Net amount	$77,368	$(2,313)	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

44 Low Volatility Equity Fund

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Low Volatility Equity Fund 45

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

46 Low Volatility Equity Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2017, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Low Volatility Equity Fund 47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Director of Accounting & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Director of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

48 Low Volatility Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered Public	Robert T. Burns
Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Low Volatility Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2017	$41,969	$ —	$3,800	$ —
July 31, 2016	$36,124	$ —	$3,700	$ —

For the fiscal years ended July 31, 2017 and July 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $3,800 and $3,700 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2017	$ —	$ —	$ —	$ —

July 31, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 29, 2017